JSO\29833-10\161.1
                             - 23 -

                           AMENDMENT

          This Amendment (AAmendment@) is entered into as of December 30, 1996, by and between Trans Leasing International,
Inc. (the ACompany@) and the Holders (as defined below).

                          WITNESSETH:

          WHEREAS,  The  Company  and  the  Purchasers  named  in
Schedule I thereto (the AHolders@) are parties to that certain Amended and Restated Note Agreement dated as of November 30, 1994, Re: Note Agreement dated as of June 1, 1993 and $38,000,000
5.83 Senior Notes, Series A, Due March 31, 1998 and $4,000,000 6.82% Senior Notes, Series B, Due June 1, 1998 and $10,000,000
6.31%  Senior  Notes,  Series  C, Due  September  30,  1998  (the
AAgreement@); and

          WHEREAS, the Company and the Holders desire to amend the Agreement in certain respects as more fully described hereinafter;

          NOW, THEREFORE, in consideration of the premises herein contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          SECT65535ON 1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to such terms in the Agreement.

          SECT65535ON  2. Amendments.  (a)  Section  2.3  of  the
Agreement is hereby amended by deleting the definition of AGrossman Group@ in its entirety and inserting the following therefor:

          A>Grossman Group= shall mean the estate of Richard Grossman, the beneficiaries of such estate, Larry S. Grossman, his spouse and lineal descendants, and trusts established for the benefit of such Persons and estates of such Persons.@

          (b) Section 2.3 of the Agreement is hereby amended by deleting the first paragraph of the definition of APut Event@ in its entirety and inserting the following therefor:

          A>Put Event= means any event by which the Grossman Group shall fail to own legally and beneficially with full voting power at least 30% of the Voting Stock of the Company, unless 51% or more of the Voting Stock of the Company is owned by a corporation having debt obligations rated A or better by at least two nationally recognized credit rating agencies, one of which shall be either S&P or Moody=s.@

          SECT65535ON 3. Effective Date. This Amendment shall become effective as of the date first above written (the
AEffective Date@) upon receipt by the Company of counterparts of this Amendment executed by the Company and the Holders.

          SECT65535ON 4. Ratification. The Agreement, as amended hereby, shall remain in full force and effect and is hereby ratified, approved and confirmed in all respects.

          SECT65535ON 5. Reference to Agreement. From and after the Effective Date, each reference in the Agreement to Athis Agreement,@ Ahereof@ or Ahereunder@ or words of like import, and all references to the Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the Agreement, as amended by this Amendment.

          SECT65535ON 6. Governing Law. This Amendment shall be governed by and construed in accordance with Illinois law.

          SECT65535ON 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.


                                   TRANS  LEASING  INTERNATIONAL,
INC.


                                   By:  /s/ Norman Smagley
                                   Title:Vice President - Finance


                                   PRINCIPAL     MUTUAL      LIFE
                                   INSURANCE COMPANY


                                   By:  /s/ Jon C. Henry
                                   Title: Counsel


                                   By:  /s/ Annette M. Masterson
                                   Title:  Director -  Securities
                                   Investment

                                   MASSACHUSETTS   MUTUAL    LIFE
                                   INSURANCE COMPANY


                                   By:  /s/ John B. Joyce
                                   Title: Managing Director


                                   PHOENIX   HOME   LIFE   MUTUAL
                                   INSURANCE COMPANY


                                   By:  /s/ A. Zappetellen
                                   Title: Senior Vice President


                                   TMG LIFE INSURANCE COMPANY


                                   By:  /s/ Michael J. Carew
                                   Title:     Assistant      Vice
                                   President


                                   CORE STATES BANK, N.A.


                                   By:  /s/ Carmel C. Albano
                                   Title:     Assistant      Vice
                                   President